January 6, 2009

Dreyfus Variable Investment Fund -Growth and Income Portfolio

Supplement to Prospectus dated May 1, 2008 As revised, September 30, 2008

The following information supplements and supersedes any contrary information contained in the section of the portfolio’s Prospectus entitled “Management-Investment adviser”:

     Effective January 6, 2009, Elizabeth Slover and John Bailer serve as the portfolio’s co-primary portfolio managers.

     Ms. Slover is a senior vice president at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, and is the director of TBCAM’s core research team. She has been employed by TBCAM since June 2005 and has been employed by Dreyfus since November 2001.

January 6, 2009

Dreyfus Variable Investment Fund -Growth and Income Portfolio

Supplement to Statement of Additional Information (the “SAI”) dated May 1, 2008

The following information supplements and supersedes any contrary information contained in the section of the Portfolio’s SAI entitled “Management Arrangements”:

     Effective January 6, 2009, Elizabeth Slover and John Bailer serve as the Portfolio’s co-primary portfolio managers. Brian Ferguson, Barry Mills and David Sealy are the additional portfolio managers for the Portfolio.